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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
COMBIMATRIX CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April             , 2008

Dear Stockholders:

        You are cordially invited to attend CombiMatrix Corporation's Annual Meeting of Stockholders to be held on June 10, 2008. The meeting will be held at Hampton Inn Suites, 19324 Alderwood Mall Parkway, in Lynnwood, Washington 98036, beginning at 1:00 p.m. local time. The formal meeting notice and proxy statement for the meeting are attached.

        Whether or not you plan to attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to complete, sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope. Returning your completed proxy will ensure your representation at the annual meeting.

        We look forward to seeing you on Tuesday, June 10, 2008.

Sincerely,
/s/ AMIT KUMAR, PH.D.
Amit Kumar, Ph.D. President and Chief Executive Officer

COMBIMATRIX CORPORATION
6500 Harbour Heights Parkway, Suite 303
Mukilteo, WA 98275
(425) 493-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 10, 2008

TO OUR STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CombiMatrix Corporation, a Delaware corporation (the "Company"), will be held on June 10, 2008, at 1:00 p.m. local time at Hampton Inn Suites, 19324 Alderwood Mall Parkway, in Lynnwood, Washington 98036, for the following purposes, as more fully described in the proxy statement accompanying this notice:

  1.
  ELECTION OF DIRECTORS.    To elect five (5) directors to serve until the 2009 annual meeting of stockholders and until their successors have been elected and qualified.

  2.
  AMENDMENT TO CERTIFICATE OF INCORPORATION.    To amend the Company's Amended and Restated Certificate of Incorporation to reduce the number of authorized shares to 25,000,000 shares of common stock and 5,000,000 shares of preferred stock.

  3.
  ANY OTHER BUSINESS that may properly come before the Annual Meeting or any adjournments or postponements thereof.

        Only stockholders of record at the close of business on April 11, 2008 are entitled to receive notice of and to vote at the annual meeting and any adjournment or postponement thereof.

        All stockholders are cordially invited to attend the annual meeting in person. However, to assure your representation at the annual meeting, you are urged to mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose. Any stockholder attending the annual meeting may vote in person even if he or she previously returned a proxy.

Sincerely, /s/ AMIT KUMAR, Ph.D. Amit Kumar, Ph.D. President and Chief Executive Officer Mukilteo, Washington April , 2008

YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

COMBIMATRIX CORPORATION
6500 Harbour Heights Parkway, Suite 303
Mukilteo, Washington 98275
(425) 493-2000

PROXY STATEMENT

        The enclosed proxy is solicited on behalf of CombiMatrix Corporation, a Delaware corporation, by its Board of Directors (the "Board") for use at its Annual Meeting of Stockholders to be held at 1:00 p.m. local time on June 10, 2008, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The meeting will be held at Hampton Inn Suites, 19324 Alderwood Mall Parkway, in Lynnwood, Washington 98036.

        These proxy solicitation materials were first mailed on or about April             , 2008 to all stockholders entitled to vote at the meeting. Only one copy of this proxy statement, notice and annual report on Form 10-K is being delivered to stockholders who share an address, unless we have received contrary instructions from those stockholders. Upon written or oral request, we will deliver a separate copy of this proxy statement, notice and annual report on Form 10-K. Requests for such additional copies this year or in future years should be directed to our Corporate Secretary at the address or telephone number above. If two or more stockholders sharing an address are receiving multiple copies and wish to receive only a single copy, they can submit a request to the same address and telephone number above.

        This proxy statement is being furnished to you with a copy of our annual report on Form 10-K for our fiscal year ended December 31, 2007. We will provide, without charge, additional copies of our annual report on Form 10-K to each stockholder of record as of the record date that requests a copy in writing. Any exhibits listed in the annual report on Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to the Company's Corporate Secretary at our executive offices set forth above.

        References to the "Company," "CombiMatrix," "our," "us" or "we" mean CombiMatrix Corporation.

VOTING AND RELATED MATTERS

Voting Securities and Voting Rights

        Stockholders of record at the close of business on April 11, 2008, are entitled to receive notice and vote at the meeting. On the record date, there were                                     issued and outstanding shares of our common stock. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

        The presence, in person or by proxy, of the holders of a majority of the total number of shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present:

  (1)
  the affirmative vote of a majority of the shares entitled to vote at the meeting and present in person or by proxy will be required to elect each Board nominee;

  (2)
  the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the meeting will be required to approve the proposed amendment to the Company's Amended and Restated Certificate of Incorporation reducing the number of authorized shares of common stock and preferred stock; and

  (3)
  unless otherwise required by our Bylaws or by applicable law, the affirmative vote of a majority of the shares entitled to vote at the meeting and present in person or by proxy will be required to approve any other matter properly presented for a vote at the meeting; provided that if any stockholders are entitled to vote thereon as a class, such approval will require the affirmative vote of a majority of the shares entitled to vote as a class who are present in person or by proxy.

        Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting, who will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be treated as present and entitled to vote for purposes of determining the presence of a quorum but not entitled to vote with respect to that matter.

Voting of Proxies

        When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted:

  (1)
  "for" the election of each Board nominee set forth in this proxy statement;

  (2)
  "for" the approval of the proposed amendment to the Company's Amended and Restated Certificate of Incorporation reducing the number of authorized shares of common stock and preferred stock; and

  (3)
  at the discretion of your proxies on any other matter that may be properly brought before the meeting.

Revocability of Proxies

        Any person giving a proxy may revoke the proxy at any time before its use by: (1) delivering to us either a written notice of revocation or a duly executed proxy bearing a later date; or (2) attending the meeting and voting in person.

Solicitation

        We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone or by facsimile, without additional compensation.

EXECUTIVE OFFICERS AND DIRECTORS

        Our executive officers and directors and their ages as of March 15, 2008, are as follows:

Name	Age	Position(s) with the Company
Amit Kumar, Ph.D.*	43	President, Chief Executive Officer and Director
Scott Burell	43	Chief Financial Officer, Secretary and Treasurer
Brooke Anderson, Ph.D.*	44	Chief Operating Officer and Director
Hisashi Sho Fuji	46	Vice President of Engineering and Production
Mansoor Mohammed, Ph.D.	36	Chief Executive Officer of CombiMatrix Molecular Diagnostics, Inc.
Thomas B. Akin*+	55	Chairman of the Board of Directors
Rigdon Currie*+	77	Director
John Abeles, M.D.*+	62	Director

*
Nominee for re-election to Board

+
Member of the Audit Committee, Compensation Committee and Nominating and Governance Committee

        Amit Kumar, Ph.D. has served as our President and Chief Executive Officer since September 2001, and on our Board since September 2000. Previously, Dr. Kumar served as Vice President of Life Sciences of Acacia Research Corporation ("Acacia"). From January 1999 to February 2000, Dr. Kumar was the founding President and Chief Executive Officer of Signature BioSciences, Inc., a life science company developing technology for advanced research in genomics, proteomics and drug discovery. From January 1998 to December 1999, Dr. Kumar was an Entrepreneur in Residence with Oak Investment Partners, a venture capital firm. Prior to that time, Dr. Kumar worked as Senior Manager at Idexx Laboratories, Inc., a biotechnology company, and as Head of Research and Development for Idetek Corporation, which was later acquired by Idexx Laboratories, Inc. Dr. Kumar serves on the boards of directors of Aeolus Pharmaceuticals, Inc., Ascent Solar Technologies, Inc. and Tacere Therapeutics, Inc. He also serves on the advisory boards of QuantumSphere, Inc. and BioProcessors Corp. Dr. Kumar received a bachelor's degree in Chemistry from Occidental College. After joint studies at Stanford University and the California Institute of Technology ("Caltech"), he received his Ph.D. from Caltech and completed a post-doctoral fellowship at Harvard University.

        Scott Burell has served as our Chief Financial Officer since November 2006. Previously, he served as Vice President of Finance from November 2001 through November 2006, and as the Company's Controller from February 2000 through November 2001. From May 1999 to February 2001, Mr. Burell served as the Controller for Network Commerce, Inc., a publicly traded technology and infrastructure company located in Seattle. Prior to May 1999, Mr. Burell spent 9 years with Arthur Andersen's Audit and Business Advisory practice in Seattle. Mr. Burell is a certified public accountant in the state of Washington (currently inactive) and holds B.S. degrees in Accounting and Business Finance from Central Washington University. Mr. Burell is a member of the American Institute and Washington Society of Certified Public Accountants.

        Brooke Anderson, Ph.D. has served as our Chief Operating Officer since February 2004 and on our Board since December 2006. From April 2003 through March 2004, Dr. Anderson served as our Vice President of Software Development and Engineering, and from April 2000 through April 2003 as our Vice President of Software Development. Dr. Anderson also served as the Company's first President from October 1995 to January 1997. Prior to joining CombiMatrix, Dr. Anderson was a co-founder of Acacia, and from January 1993 to August 1997, he served as that company's Vice President of Research and Development. Dr. Anderson received a B.S.E. degree in Nuclear Engineering from the University of Michigan, an M.S.

degree in Applied Physics from Caltech, and a Ph.D. in Computation and Neural Systems from the Caltech.

        Hisashi Sho Fuji has served as our Vice President of Engineering and Production since August 2004 and has been with CombiMatrix since October 2000. Mr. Fuji had over 15 years of experience in the integrated circuit and MEMS fields before joining CombiMatrix, most recently as Laboratory Manager for the Washington Technology Center's Microfabrication Laboratory from 1994 to 2000. He previously held management and process development positions at Materials Research Corporation, Boeing's High Technology Center, and GAIN Semiconductor Corporation. Mr. Fuji received his B.S. degree in Materials Science and Engineering from the Massachusetts Institute of Technology and a M.S. degree in Materials Science from Stanford University.

        Mansoor Mohammed, Ph.D. has served as the Chief Executive Officer of our wholly owned subsidiary CombiMatrix Molecular Diagnostics, Inc. ("CMDX") since February 2007. Previously, he served as the Chief Scientific Officer of CMDX from March 2006 to April 2006 and as the President and Chief Operating Officer of CMDX from April 2006 to February 2007. Dr. Mohammed is a recognized leader in genome and microarray technologies and is a frequent keynote speaker both nationally and internationally. Dr. Mohammed received his Ph.D. in molecular immunology and molecular genetics from the University of Guelph, Canada. He completed postdoctoral training at the University of California, Los Angeles, first in the department of molecular immunology and genetics and then as a clinical fellow in cytogenetics. Dr. Mohammed then continued his clinical cytogenetics training at Baylor College of Medicine, Houston and was appointed Director of Research and Development at Spectral Genomics Inc., where he helped pioneer the first commercially available whole genome BAC array. From September 2003 to February 2006, Dr. Mohammed served as Director of the Department of Advanced Technologies at Quest Diagnostics Incorporated. He is the holder of multiple patents in the fields of molecular immunology and genomic microarray technologies. In addition to his role at CMDX, Dr. Mohammed serves as an ambassador of sciences to the Toronto Genome Center.

        Thomas B. Akin has served on our Board since December 2006 and was elected Chairman in April 2007. Mr. Akin has served as the managing general partner of Talkot Capital, LLC, an investment firm located in Sausalito, California, since 1995. From 1981 to 1994, Mr. Akin worked for Merrill Lynch Institutional Services as regional director for both the San Francisco and Los Angeles areas, and then as managing director of the Western United States region. Mr. Akin currently serves as the Chairman and Chief Executive Officer of Dynex Capital, LLC, as Chairman of Advanced Data Exchange and as a member of the board of Centiv Services, Inc. Mr. Akin received a B.A. degree from the University of California at Santa Cruz and an M.B.A. from the Anderson School of Management at the University of California at Los Angeles.

        Rigdon Currie has served on our Board since December 2006. Since July 1998, Mr. Currie has been an independent venture capital consultant. From February 1993 to July 1998, Mr. Currie was a partner of MK Global Ventures, a venture capital firm. Mr. Currie received a B.S. degree in Industrial Engineering from the Georgia Institute of Technology and an M.B.A. from Harvard Business School.

        John Abeles, M.D. has served on our Board since December 2006. Dr. Abeles is the President and founder of MedVest, Inc., which has provided consulting services to health care and high technology companies since 1980. Since 1998, he has served as the Chairman of UniMedica Inc., a web-enabled medical school education consulting and publishing firm, and as Assistant Professor of Clinical Pharmacology and Therapeutics at the International University of Health Sciences. He has served as a Director of Higuchi Bio-Science Institute, University of Kansas since 1997, and as a Director of the College of Chemistry Advisory Board at the University of California at Berkeley since 2001. Since 1992, Dr. Abeles also has been the general partner of Northlea Partners, Ltd., an investment and venture capital firm. Dr. Abeles is a member of the Boards of Directors of Cytocore, Inc., DUSA Pharmaceuticals, Inc., Encore Medical Corporation, I-Flow Corporation, Molecular Diagnostics Inc. and Oryx Technology, Inc. Dr. Abeles received his Medical degree as well as a degree in Pharmacology from the University of Birmingham, England. He is a Fellow of the Royal Society of Medicine, London.

BOARD OF DIRECTORS

Overview

        Our Bylaws provide that the size of our Board is to be determined from time to time by resolution of the Board but shall consist of at least five and no more than nine members. Our Board currently consists of five members, three of whom—Mr. Akin, Mr. Currie and Dr. Abeles—our Board has determined are independent under the rules of the NASDAQ Stock Market. At each annual meeting of stockholders, members of our Board are elected to serve until the next annual meeting and until their successors are duly elected and qualified.

        The Board has nominated John Abeles, M.D., Thomas B. Akin, Rigdon Currie, Amit Kumar, Ph.D. and Brooke Anderson, Ph.D. for re-election at the annual meeting. The nominees have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable for service. If any nominee of the Company is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for such other nominees as may be designated by the present Board.

Committees of the Board of Directors

        The Board has established an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each committee operates pursuant to a charter that may be viewed on our website at www.combimatrix.com.

        Audit Committee.    Our Audit Committee oversees our accounting and financial reporting processes and is responsible for (i) retaining, evaluating and, if appropriate, recommending the termination of the Company's independent registered public accounting firm, (ii) approving the services performed by the Company's independent registered public accounting firm and for reviewing and (iii) evaluating the Company's accounting principles, financial reporting practices, and system of internal accounting controls. The Audit Committee is also responsible for maintaining communication between the Board and the Company's independent registered public accounting firm.

        Our Audit Committee currently consists of Mr. Akin (the committee's Chairman), Mr. Currie and Dr. Abeles. The Board has determined that all members of our Audit Committee are independent under the listing standards of the NASDAQ Stock Market and that Mr. Akin qualifies as an "audit committee financial expert," as defined by the rules of the Securities and Exchange Commission.

        Compensation Committee.    Our Compensation Committee assists our Board in determining the compensation of our executive officers and directors. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending each executive officer's compensation to the Board. The Compensation Committee also administers our 2006 Stock Incentive Plan, as amended.

        Our Compensation Committee currently consists of Mr. Akin, Mr. Currie (the committee's Chairman), and Dr. Abeles. The Board has determined that all members of our Compensation Committee are independent under the listing standards of the NASDAQ Stock Market.

        Nominating and Governance Committee.    Our Nominating and Governance Committee assists our Board by identifying and recommending individuals qualified to become members of our Board, and establishing, evaluating and overseeing our corporate governance processes and guidelines.

        Our Nominating and Governance Committee currently consists of Mr. Akin, Mr. Currie and Dr. Abeles (the committee's Chairman). The Board has determined that all members of our Nominating and Governance Committee are independent under the listing standards of the NASDAQ Stock Market.

        The Nominating and Governance Committee will consider candidates recommended by stockholders. To recommend director candidates, stockholders should submit their suggestions in writing to the

Chairperson of the Nominating and Governance Committee, providing the candidate's name, biographical data and other relevant information together with a consent from the suggested candidate to serve on the Company's Board if nominated and elected.

        There are no specific minimum qualifications that the Nominating and Governance Committee requires to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating and Governance Committee considers a potential candidate's experience, areas of expertise, and other factors relative to the overall composition of the Board, including the following characteristics:

  •
  broad experience in business, finance or administration;

  •
  familiarity with national and international business matters;

  •
  the independence requirements imposed by the Securities and Exchange Commission and the NASDAQ Stock Market; and

  •
  a background that provides a portfolio of experience and knowledge relevant to the Company's industry.

        The Nominating and Governance Committee has the following policy with regard to the consideration of any director candidates recommended by security holders for the 2009 annual meeting of stockholders:

  •
  A stockholder wishing to nominate a candidate for election to the Board at the next annual meeting is required to give written notice addressed to the Secretary, CombiMatrix Corporation, 6500 Harbour Heights Parkway, Suite 303, Mukilteo, WA 98275, Attn: Corporate Secretary, of his or her intention to make such a nomination. The notice of nomination must have been received by the Corporate Secretary at this address no later than the close of business on February 4, 2009, in accordance with our Bylaws, in order to be considered for nomination at the next annual meeting.

  •
  The notice of nomination must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASDAQ Stock Market's Listing Qualifications or, alternatively, a statement that the recommended candidate would not be so barred. The notice of nomination also must include the nominee's name, age, business address and residence address, and principal occupation or employment, and any other information required by Section 2.10 of our Bylaws or by applicable laws or regulations. A nomination that does not comply with these requirements will not be considered.

        The Nominating and Governance Committee also considers director candidates that are suggested by its members, the Board or management. The Nominating and Governance Committee may, in the future, retain a third-party executive search firm to identify candidates on terms and conditions acceptable to the Nominating and Governance Committee, in its sole discretion. The process used by the Nominating and Governance Committee for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm) compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing and presenting to the full Board an analysis with regard to particular recommended candidates. The Nominating and Governance Committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long term interest of our stockholders and contribute to our overall corporate goals.

Compensation Committee Interlocks and Insider Participation

        None of the members of our Compensation Committee are one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Number of Meetings

        The Board held a total of four meetings during the fiscal year that ended December 31, 2007. Our Audit Committee and Compensation Committee each held two meetings, and our Nominating and Governance Committee held no meetings, during the fiscal year ended December 31, 2007. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board and the Board committees on which he served (during the periods that he served).

        Prior to August 15, 2007, we were a wholly owned subsidiary of Acacia. As such, our Board committees did not hold regular meetings as these functions were performed by Acacia's Board of Directors.

Board Member Attendance at Annual Stockholder Meetings

        Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these annual meetings absent extenuating circumstances.

Director Compensation

        Directors who are also employees of the Company receive no separate compensation from the Company for their service as members of the Board. Non-employee directors receive a non-discretionary initial grant of options to purchase 3,000 shares the Company's common stock upon joining the Company's Board. On the first business day of each calendar year, each non-employee Board member then in office is granted additional options to purchase 3,000 shares of the Company's common stock, provided such individual has served as a non-employee Board member for at least six (6) months. All such grants are granted at an exercise price equal to the closing market price on the date of grant. The options vest in four equal quarterly installments over the 12-month period measured from the grant date.

        Non-employee directors receive compensation in the amount of $1,500 per month for their service as members of the Board. The Chairman of the Board receives compensation in the amount of $2,000 per month for service as Chairman of the Board. During the fiscal year ended December 31, 2007, non-employee directors received $1,000 for each meeting of the Board, $1,000 for each meeting attended by telephone that was longer than one hour in length, and $500 for each meeting attended by telephone if the meeting was one hour or less in length.

        Directors are also reimbursed for expenses incurred in connection with attendance at meetings of the Board and committees of the Board and in connection with the performance of Board duties.

2007 Director Compensation Table

        The following table summarizes the compensation of our non-employee directors who served during the fiscal year ended December 31, 2007.

Name	Fees Earned Or Paid In Cash ($)	Acacia Research-CombiMatrix Option Awards ($)(1)(2)	CombiMatrix Corporation Option Awards ($)(1)(3)(4)	All Other Compensation ($)	Total ($)
Thomas B. Akin	26,194	8,877	16,629	—	51,700
Rigdon Currie	22,248	8,877	16,629	—	47,754
John Abeles, M.D.	22,736	—	16,629	—	39,365

(1)
Amounts shown do not reflect compensation actually received by the directors. Instead, the amounts shown are the non-cash compensation costs recognized by the Company in fiscal 2007 for option awards as determined pursuant to Statement of Financial Accounting Standards No. 123R, or FAS 123R. The assumptions used to calculate the value of option awards are set forth under Note 2 to the Consolidated Financial Statements included in the Company's annual report on Form 10-K for fiscal year ended December 31, 2007 filed with the Securities and Exchange Commission on March 19, 2008.

(2)
Prior to our split off from Acacia on August 15, 2007, our directors, officers and employees were granted options to purchase Acacia Research—CombiMatrix common stock, a security of Acacia. Due to the change-in-control provisions of Acacia's stock option plans, all of the stock options held by our directors, officers and employees became fully vested, resulting in the immediate expense recognition of all previously deferred non-cash stock-based compensation under FAS 123R. Subsequent to our split off from Acacia, all of the options to purchase Acacia Research—CombiMatrix common stock were cancelled.

(3)
Amounts shown in this column reflect the non-cash compensation costs computed under FAS 123R for options granted to purchase CombiMatrix Corporation common stock, which options were granted subsequent to our split off from Acacia on August 15, 2007, but prior to December 31, 2007.

(4)
As of December 31, 2007, each of our non-employee directors had outstanding and unexercised options to purchase the following number of shares of our common stock: Dr. John Abeles: 15,000 shares; Thomas B. Akin: 15,000 shares; and Rigdon Currie: 15,000 shares.

Codes of Business Conduct and Ethics

        The Company has adopted a corporate Code of Business Conduct and Ethics, which may be viewed on our website at www.combimatrix.com. The Code Business Conduct and Ethics applies to all officers, directors and employees of the Company, including the Company's principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. If we effect an amendment to, or waiver from, a provision of our code of ethics, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on that Internet website or via a current report on Form 8-K.

Stockholder Communications with Directors

        Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, or to an individual member or committee as follows: c/o CombiMatrix Corporation, Attention: Amit Kumar, Ph.D., 6500 Harbour Heights Parkway, Suite 303, Mukilteo, Washington 98275. All communications will be relayed to that addressee. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. Please refer to the Company's website at www.combimatrix.com for changes in this process. The Board, the particular director or committee of the Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Philosophy and Processes

        The objective of our compensation program for our executive officers is to motivate and fairly reward those individuals who perform over time at or above the levels that we expect and to attract, as needed, individuals with the skills necessary to achieve our business objectives. Our compensation program is also designed to reinforce a sense of ownership and urgency and to link rewards to measurable corporate performance goals.

        Our executive officers' compensation currently has four primary components:

  •
  base salary;

  •
  cash bonuses;

  •
  stock option awards granted under our stock incentive plan; and

  •
  employee benefits and perquisites.

        We seek to provide a level of compensation for our executive officers that is competitive with publicly traded companies similar in size or industry. For our business, we rely on highly qualified and talented employees who have worked in technology companies to execute our business model and, thus, our compensation program is patterned on those of technology companies in order to attract and retain talented employees who may have opportunities in technology companies.

        In determining the total amount and mixture of the compensation for each of our executive officers, our Compensation Committee subjectively evaluates each executive in light of numerous factors including title and role, individual performance (including past and expected future contribution to our business objectives) and our long-term business needs and goals (including the need to attract and retain key management personnel). Our Compensation Committee reviews the performance of each executive officer annually (typically during the second quarter of each year) and determines whether the executive officer should receive an increase in base salary or receive a stock option award based on such evaluation. Our Chief Executive Officer assists our Compensation Committee in reaching compensation decisions with respect to the executive officers other than himself. As part of the analysis performed by our Compensation Committee, salary and compensation data from a peer group of comparably situated public companies is considered as part of determining overall officer compensation. We have not used a compensation consultant to assist us in determining executive officer compensation.

Executive Officer Compensation

        The following Summary Compensation Table sets forth certain information regarding the compensation of our principal executive officer and two other most highly compensated executive officers (together, the "named executive officers") at the end of our last fiscal year for services rendered in all capacities to us during the years ended December 31, 2007 and 2006.

2007 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Acacia Research-CombiMatrix Option Awards ($)(1)(2)	CombiMatrix Option Awards ($)(1)(3)	All Other Compensation ($)	Total ($)
Amit Kumar, Ph.D. Chief Executive Officer	2007 2006	438,624 414,413	— —	425,568 571,916	49,339 —	— —	913,531 986,329
Brooke Anderson, Ph.D. Chief Operating Officer	2007 2006	192,937 183,718	— 15,000	332,192 208,228	25,682 —	— —	550,811 406,946
Scott Burell Chief Financial Officer	2007 2006	181,124 162,104	24,000 —	177,317 91,304	19,959 —	— —	402,400 253,408

(1)
Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown are the non-cash compensation costs recognized by the Company in fiscal 2007 for option awards as determined pursuant to Statement of Financial Accounting Standards No. 123R, or FAS 123R. The assumptions used to calculate the value of option awards are set forth under Note 2 to the Consolidated Financial Statements included in the Company's annual report on Form 10-K for fiscal year 2007 filed with the SEC on March 19, 2008.

(2)
Prior to our split off from Acacia on August 15, 2007, our directors, officers and employees were granted options to purchase Acacia Research – CombiMatrix common stock, a security of Acacia. Due to the change-in-control provisions of Acacia's stock option plans, all of the stock options held by our directors, officers and employees became fully vested, resulting in the immediate expense recognition of all previously deferred non-cash stock-based compensation under FAS 123R. Subsequent to our split off from Acacia, all of the options to purchase Acacia Research – CombiMatrix common stock were cancelled.

(3)
Amounts shown in this column reflect the non-cash compensation costs computed under FAS 123R for options granted to purchase CombiMatrix Corporation common stock, which were granted subsequent to our split off from Acacia on August 15, 2007, but prior to December 31, 2007.

2006 Stock Incentive Plan

        Our 2006 Stock Incentive Plan, as amended (the "Stock Incentive Plan") provides for the grant of incentive or non-statutory stock options to our employees, directors and consultants. As of December 31, 2007, a total of 8,100,000 shares of common stock are reserved for issuance under the Stock Incentive Plan. The Stock Incentive Plan is administered by our Compensation Committee. Subject to the provisions of the Stock Incentive Plan, the Compensation Committee determines who will receive the options, the number of options granted, the manner of exercise and the exercise price of the options. The term of incentive stock options granted under the Stock Incentive Plan may not exceed ten years, or five years for options granted to an optionee owning more than 10% of our voting stock. The exercise price of an incentive stock option granted under the Stock Incentive Plan must be equal to or greater than the fair market value of the shares of our common stock on the date the option is granted. The exercise price of a non-qualified option granted under the Stock Incentive Plan must be equal to or greater than 100% of the fair market value of the shares of our common stock on the date the option is granted. An incentive stock option granted to an optionee owning more than 10% of our voting stock must have an exercise price equal to or greater than 110% of the fair market value of our common stock on the date the option is granted.

        The following table sets forth information concerning the outstanding equity awards granted to the named executive officers as of December 31, 2007.

Outstanding Equity Awards at Fiscal Year-End 2007

	Option Awards(1)(2)
	Number of Securities Underlying Unexercised Options (#)
Name			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
	Exercisable	Unexercisable
Amit Kumar, Ph.D.	10,000	110,000	—	4.61	9/17/17
Brooke Anderson, Ph.D.	6,250	68,750	—	4.61	9/17/17
Scott Burell	5,000	55,000	—	4.61	9/17/17

(1)
All awards were granted under the 2006 Stock Incentive Plan.

(2)
The options were granted at an exercise price equal to the closing price of common stock on the date of grant and have a term of ten years.

        As of December 31, 2007, there were outstanding options to purchase 976,420 shares of common stock under the Stock Incentive Plan. The following table sets forth information as of December 31, 2007 relating to all of our equity compensation plans:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plan approved by security holders	976,420	$4.63	7,123,580
Equity compensation plans not approved by security holders	—	N/A	—

TOTAL	976,420	$4.63	7,123,580

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to a publicly traded company for compensation in excess of $1 million paid to each of that company's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. In the fiscal year ended December 31, 2007, none of our executive officers received compensation in excess of $1 million.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        The Compensation Committee has reviewed and discussed with management the Compensation Disclosure included in this proxy statement and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Disclosure be included in this proxy statement.

Respectfully submitted, COMPENSATION COMMITTEE Rigdon Currie, Chairman John Abeles, M.D. Thomas B. Akin

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows information regarding the beneficial ownership of our common stock as of March 15, 2008.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the March 15, 2008 are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

        Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o CombiMatrix Corporation, 6500 Harbour Heights Parkway, Suite 303, Mukilteo, Washington 98275.

        This table assumes 6,014,398 shares of common stock outstanding as of March 15, 2008, assuming no exercise of outstanding options.

Name of Beneficial Owner	No. of Shares Beneficially Owned	Percentage
Officers and Directors:
John Abeles, M.D.(1)	26,750	*
Thomas Akin(2)	537,790	8.5%
Brooke Anderson, Ph.D.(3)	33,038	*
Scott Burell(4)	10,002	*
Rigdon Currie(5)	9,250	*
H. Sho Fuji(6)	6,145	*
Amit Kumar, Ph.D.(7)	113,316	1.9%
Mansoor Mohammed, Ph.D.(8)	14,166	*
All directors and executive officers as a group (8 persons)	750,335	11.7%
5% Stockholders:
Odyssey Value Advisors, LLC(9)	410,001	6.8%
Jay Gottlieb(10)	400,000	6.7%
Talkot Fund, L.P.(11)	353,418	5.7%

*
Less than 1.0%.

(1)
Includes 7,000 shares of common stock and options to purchase 9,250 shares of common stock that are vested within 60 days of March 15, 2008. Also includes 10,500 warrants that are immediately exercisable.

(2)
Includes 70,122 shares of common stock, options to purchase 9,250 shares of common stock that are vested within 60 days of March 15, 2008 and 105,000 warrants that are immediately exercisable. Also includes 143,418 shares of common stock held by Talkot Fund L.P and 210,000 warrants held by Talkot Fund, L.P that are immediately exercisable. Mr. Akin is the Managing General Partner of Talkot Fund, L.P.

(3)
Includes 17,658 shares of common stock and options to purchase 12,500 shares of common stock that are vested within 60 days of March 15, 2008. Also includes 2,880 warrants that are immediately exercisable.

(4)
Includes 2 shares of common stock and options to purchase 10,000 shares of common stock that are vested within 60 days of March 15, 2008.

(5)
Includes options to purchase 9,250 shares of common stock that are vested within 60 days of March 15, 2008.

(6)
Includes 312 shares of common stock and options to purchase 5,833 shares of common stock that are vested within 60 days of March 15, 2008.

(7)
Includes 55,816 shares of common stock and options to purchase 20,000 shares of common stock that are vested within 60 days of March 15, 2008. Also includes 37,500 warrants that are immediately exercisable.

(8)
Includes options to purchase 14,166 shares of common stock that are vested within 60 days of March 15, 2008.

(9)
The reported mailing address of Odyssey Value Advisors, LLC is 601 Montgomery Street, San Francisco, California 94111.

(10)
The reported mailing address of Jay Gottlieb is 27 Misty Brook Lane, New Fairfield, Connecticut 06812.

(11)
The reported mailing address of Talkot Fund, L.P. is 2400 Bridgeway, Suite 300, Sausalito, California 94965. Does not include shares held individually by our Chairman Thomas B. Akin, who is the Managing General Partner of Talkot Fund, L.P.

CERTAIN TRANSACTIONS

        In the fiscal year ended December 31, 2007, there were no transactions or series of similar transactions to which the Company was or is a party in which the amount involved exceeded or exceeds $120,000 and in which any director, executive officer, holder of more than 5% of any class of the Company's voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Future Transactions

        Future transactions with our officers, directors or greater than five percent stockholders will be on terms no less favorable to us than could be obtained from independent third parties, and all such transactions will be reviewed and subject to approval by members of our Audit Committee, which will have access, at our expense, to our or independent legal counsel.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely upon our review of the copies of such forms received by us during the fiscal year ended December 31, 2007, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial Section 16(a) filing requirements during such fiscal year, except that John Abeles, Rigdon Currie and Thomas Akin each filed one late Form 4 describing a change in beneficial ownership of our securities in connection with our split-off from Acacia in August 2007.

PRINCIPAL ACCOUNTANTS

Change in Certifying Accountant

        Effective as of June 11, 2007, we dismissed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm for our Company. The dismissal was approved by the Audit Committee of our Board of Directors. PwC's reports on the financial statements of the Company as of and for the years ended December 31, 2006 and 2005 contained no adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report for the year ended December 31, 2006 included an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. During the fiscal years ended December 31, 2006 and 2005 and through June 11, 2007, we had no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC, would have caused PwC to make references thereto in its reports on our financial statements for such years. During the fiscal years ended December 31, 2006 and 2005 and through June 11, 2007, we had no reportable events pursuant to Items 304(a)(1)(iv) or 304(a)(1)(v) of Regulation S-K.

        We engaged a new principal independent accountant effective as of June 13, 2007 to audit our financial records and that of our subsidiaries, upon which we will rely in reports filed with the SEC. The new accountant is Peterson Sullivan PLLC, located at 601 Union Street, Suite 2300 in Seattle, Washington ("Peterson"). During the two fiscal years ended December 31, 2006 and 2005 and through June 13, 2007, the Company has not consulted Peterson regarding any of the matters described in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K. There have been no disagreements between us Peterson since engaging them.

Principal Accountant Fees and Services

        Fees for audit and related services by our accounting firms, Peterson, for the year ended December 31, 2007, and PwC, for the year ended December 31, 2007 and 2006, were as follows:

	2007	2006
Audit fees—Peterson	$12,000	$—
Audit related fees—Peterson	—	—
Audit fees—PwC	224,882	441,109
Audit related fees—PwC	75,400	276,984

Total audit and audit related fees	312,282	718,093
Tax fees—Peterson	—	—
All other fees—Peterson	—	—
Tax fees—PwC	20,375	16,600
All other fees—PwC	—	—

Total fees	$332,657	$734,693

        The audit fees shown above relate to the annual audits and quarterly reviews of our consolidated financial statements included in our periodic filings with the SEC. Audit related fees incurred by PwC were due primarily to their review of our Form S-1 Registration Statement, which was filed with the SEC on December 26, 2006 and was declared effective on June 8, 2007. Tax fees relate to the preparation and filing of our federal and various state income tax returns.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the auditors are engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by our independent auditors have been pre-approved by our Audit Committee to assure that such services do not impair the auditors' independence from us.

Attendance at Annual Meeting

        Representatives from Peterson Sullivan PLLC are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Accounting Standards No. 61. The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants the accountants' independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Company's Board that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2007.

Respectfully submitted,
AUDIT COMMITTEE
Thomas B. Akin, Chairman John Abeles, M.D. Rigdon Currie

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Overview

        There currently are five members of our Board. The terms of all of our directors are scheduled to expire at the 2008 annual meeting of stockholders, at which all five incumbents will stand for re-election.

Nominees

        Upon the recommendation of the Company's Nominating and Governance Committee, the Board has nominated the following individuals to serve until the 2009 annual meeting of stockholders and until their respective successors are duly elected and qualified:

  John Abeles, M.D.
  Thomas B. Akin
  Rigdon Currie
  Amit Kumar, Ph.D.
  Brooke Anderson, Ph.D.

Vote Required

        The affirmative vote of a majority of shares present in person or by proxy and entitled to vote at the meeting will be required to elect each director nominee.

Recommendation

        The Board recommends that stockholders vote FOR the election of each of the above-listed nominees.

        Unless marked otherwise, proxies received will be voted FOR the election of each of these director nominees.

PROPOSAL NO. 2

AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO REDUCE AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK

Overview

        Currently, our Amended and Restated Certificate of Incorporation provides for 210,000,000 authorized shares, consisting of 180,000,000 authorized shares of common stock, $0.001 par value per share, and 30,000,000 authorized shares of preferred stock, $0.001 par value per share. As of March 15, 2008, the Company had 6,014,398 shares of common stock and no shares of preferred stock issued and outstanding, 2,347,680 shares of common stock reserved for issuance upon exercise of outstanding warrants and 8,272,989 shares of common stock reserved for issuance upon exercise of stock options under the Company's Stock Incentive Plan.

        Our Board proposes an amendment to our Amendment and Restated Certificate of Incorporation to reduce the number of authorized shares of common stock from 180,000,000 shares to 25,000,000 shares, and to reduce the number of authorized shares of preferred stock from 30,000,000 shares to 5,000,000 shares. The purpose of the proposed reduction of authorized shares is to reduce annual corporate franchise fees payable to the State of Delaware, our state of incorporation.

        If approved by stockholders, the proposed amendment will become effective upon the filing of a certificate of amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware. The text of such certificate of amendment is attached hereto as APPENDIX A.

Reasons for the Proposed Reduction

        The Board believes that the total numbers of shares of common stock and preferred stock currently authorized under the Company's Amended and Restated Certificate of Incorporation are artifacts of the Company's split-off from Acacia in August 2007, and are disproportionately large relative to the number of shares issued and outstanding, and reserved for issuance under outstanding warrants and under the Company's Stock Incentive Plan. The Board believes that 25,000,000 shares of common stock and 5,000,000 shares of preferred stock will be sufficient to satisfy the Company's current and projected needs for the issuance of shares of stock. The Board believes that the proposed reduction should reduce the corporate franchise fees payable by the Company to the State of Delaware from approximately $165,000 to approximately $37,000 per year, based upon current reported rates.

Impact of the Proposed Reduction

        If approved, the proposed reduction of authorized shares will not impact issued and outstanding shares of common stock or outstanding warrants or options to purchase our common stock. If more shares are needed in the future, the Board intends to seek stockholder approval to amend the Amended and Restated Certificate of Incorporation to increase the number of shares authorized.

Vote Required

        The proposed amendment reducing the number of authorized shares must be approved by the affirmative vote of holders of a majority of the outstanding shares of common stock entitled to vote at the meeting.

Recommendation

        The Board recommends that stockholders vote FOR the proposed amendment to the Amended and Restated reducing the number of authorized shares.

        Unless marked otherwise, proxies received will be voted FOR the proposed amendment.

ANNUAL REPORT ON FORM 10-K

        On March 19, 2008, the Company filed its annual report on Form 10-K for the fiscal year ended December 31, 2007. A copy of the annual report on Form 10-K has been mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the annual meeting. Our financial statements and management's discussion and analysis of financial condition and results of operations are incorporated by reference to our annual report on Form 10-K for the period ended December 31, 2007.

HOUSEHOLDING

        We are sending only one annual report and proxy statement to certain street-name stockholders who share a single address, unless we received contrary instructions from any stockholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate annual report on Form 10-K or proxy statement in the future, you may telephone our Corporate Secretary at (425) 493-2000 or write to him at CombiMatrix Corporation, 6500 Harbour Heights Parkway, Suite 303, Mukilteo, Washington 98275. If you are receiving multiple copies of our annual report on Form 10-K and proxy statement, you may request householding by contacting the Corporate Secretary in the same manner.

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended to be presented at the 2009 annual meeting of stockholders must be received by the Company at its principal offices by December 26, 2008 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Furthermore, that proxy may confer discretionary authority to vote on any matter not submitted to us by March 11, 2009. A stockholder's notice to the Corporate Secretary must set forth for each matter proposed to be brought before the annual meeting (a) a brief description of the matter the stockholder proposes to bring before the meeting and the reasons for conducting such business at the meeting, (b) the name and address of the stockholder proposing such business, (c) the number of shares of the Company's common stock which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

OTHER BUSINESS

        The Company knows of no other matters to be submitted to the stockholders at the annual meeting. If any other matters properly come before the stockholders at the annual meeting, the persons named on the enclosed proxy card intend to vote the shares they represent as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS /s/ AMIT KUMAR, PH.D. Amit Kumar, Ph.D. President and Chief Executive Officer
April , 2008 Mukilteo, Washington

Appendix A

CERTIFICATE OF AMENDMENT

to the

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

of

COMBIMATRIX CORPORATION,
a Delaware corporation

* * * * *

Pursuant to the Delaware General Corporation Law

* * * * *

CombiMatrix Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

FIRST: That the Corporation's Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on December 21, 2006.

SECOND: That the Amended and Restated Certificate of Incorporation of said Corporation has been amended as follows:

    Article IV, Section 1 of the Amended and Restated Certificate of Incorporation is amended in its entirety to read as follows:

    Section 1. Authorization. The total number of shares of all classes of stock that the Corporation is authorized to issue is Thirty Million (30,000,000) shares, consisting of Twenty-Five Million (25,000,000) shares of Common Stock with a par value of $.001 per share, and Five Million (5,000,000) shares of Preferred Stock with a par value of $.001 per share.

THIRD: That the aforementioned amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the affirmative vote of the necessary number of shares as required by statute at the annual meeting of stockholders on June 10, 2008, which meeting was called and held upon notice in accordance with Section 222 of said Law.

* * * *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer as of this     day of June, 2008.

CombiMatrix Corporation,
a Delaware corporation

By:

Name:

Title:

A-1

PROXY	COMBIMATRIX CORPORATION

Annual Meeting of Stockholders

June 10, 2008

This Proxy is Solicited on Behalf of the Board of Directors

of CombiMatrix Corporation

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and appoints Amit Kumar, Ph.D. and Scott Burell and each of them, the proxies of the undersigned, with full power of substitution and revocation, to vote all shares of CombiMatrix Corporation common stock held of record by the undersigned on April 11, 2008, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of CombiMatrix Corporation (the “Company”) to be held June 10, 2008, or at any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

THIS PROXY, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED.

UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR

NOMINEES IN PROPOSAL 1, “FOR” PROPOSAL 2 AND AT THE DISCRETION OF YOUR PROXY ON ANY OTHER

MATTER THAT MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE.

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your CombiMatrix Corporation account online.

Access your CombiMatrix Corporation stockholder account online via Investor ServiceDirect® (ISD).

The transfer agent for CombiMatrix Corporation, now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

****TRY IT OUT****

www.bnymellon.com/shareowner/isd

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors recommends a vote FOR each of the following nominees and FOR Proposal 2.

1. To elect five directors to serve for a one-year term expiring in 2009:
	FOR	WITHHOLD		FOR	WITHHOLD
01 John Abeles, M.D.	☐	☐	04 Rigdon Currie	☐	☐
	FOR	WITHHOLD		FOR	WITHHOLD
02 Thomas B. Akin	☐	☐	05 Amit Kumar, Ph.D.	☐	☐
	FOR	WITHHOLD
03 Brooke Anderson, Ph.D.	☐	☐

	FOR	AGAINST	ABSTAIN
2. To approve an amendment to the Amended and Restated Certificate of Incorporation reducing the number of authorized shares of common stock and preferred stock.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.			☒

Signature	Signature	Date

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET		TELEPHONE
http://www.proxyvoting.com/cbmx		1-866-540-5760

Use the Internet to vote your proxy.	OR	Use any touch-tone telephone to
Have your proxy card in hand		vote your proxy. Have your proxy
when you access the web site.		card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

QuickLinks

COMBIMATRIX CORPORATION 6500 Harbour Heights Parkway, Suite 303 Mukilteo, WA 98275 (425) 493-2000
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 10, 2008
YOUR VOTE IS IMPORTANT.
COMBIMATRIX CORPORATION 6500 Harbour Heights Parkway, Suite 303 Mukilteo, Washington 98275 (425) 493-2000
VOTING AND RELATED MATTERS
EXECUTIVE OFFICERS AND DIRECTORS
BOARD OF DIRECTORS
2007 Director Compensation Table
EXECUTIVE COMPENSATION AND OTHER INFORMATION
2007 Summary Compensation Table
Outstanding Equity Awards at Fiscal Year-End 2007
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN TRANSACTIONS
PRINCIPAL ACCOUNTANTS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK
ANNUAL REPORT ON FORM 10-K
HOUSEHOLDING
STOCKHOLDER PROPOSALS
OTHER BUSINESS
  Appendix A
CERTIFICATE OF AMENDMENT
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
COMBIMATRIX CORPORATION, a Delaware corporation